ITEM 77Q(1)(a)(i) - COPIES OF ANY MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER OR BY-LAWS

MONEY MARKET OBLIGATIONS TRUST

Amendment No. 19
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Alabama Municipal Cash Trust

Arizona Municipal Cash Trust
Institutional Service Shares

Automated Cash Management Trust
Cash II Shares
Institutional Service Shares

Automated Government Cash Reserves

Automated Government Money Trust

Automated Treasury Cash Reserves

California Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares

Connecticut Municipal Cash Trust
Institutional Service Shares

Federated Master Trust

Federated Short-Term U.S. Government Trust

Federated Tax-Free Trust

Florida Municipal Cash Trust
Cash II Shares
Institutional Shares

Georgia Municipal Cash Trust

Government Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares

Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares

Liquid Cash Trust

Maryland Municipal Cash Trust

Massachusetts Municipal Cash Trust
Galaxy BKB Shares
Institutional Service Shares

Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Cash II Shares

Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares

Money Market Management

Money Market Trust

Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

New Jersey Municipal Cash Trust
Institutional Service Shares
Institutional Shares

New York Municipal Cash Trust
Cash II Shares
Institutional Service Shares

North Carolina Municipal Cash Trust

Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares

Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares

Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares

Trust for Government Cash Reserves

Trust for Short-Term U.S. Government Securities

Trust for U.S. Treasury Obligations

U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares

Virginia Municipal Cash Trust
Institutional Service Shares
Institutional Shares

	The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of November, 2002.

	WITNESS the due execution hereof this 14th day of November, 2002.


/s/ J. Christopher Donahue
J. Christopher Donahue
Executive Vice President





MONEY MARKET OBLIGATIONS TRUST

Amendment No. 20
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

B. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Alabama Municipal Cash Trust

Arizona Municipal Cash Trust
Institutional Service Shares

Automated Cash Management Trust
Cash II Shares
Institutional Service Shares

Automated Government Cash Reserves

Automated Government Money Trust

Automated Treasury Cash Reserves

California Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares

Connecticut Municipal Cash Trust
Institutional Service Shares

Federated Master Trust

Federated Short-Term U.S. Government Trust

Federated Tax-Free Trust

Florida Municipal Cash Trust
Cash II Shares
Institutional Shares

Georgia Municipal Cash Trust

Government Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares

Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares

Liquid Cash Trust

Maryland Municipal Cash Trust

Massachusetts Municipal Cash Trust
Galaxy BKB Shares
Institutional Service Shares

Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Cash II Shares

Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares

Money Market Management

Money Market Trust

Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

New Jersey Municipal Cash Trust
Institutional Service Shares
Institutional Shares

New York Municipal Cash Trust
Cash II Shares
Institutional Service Shares

North Carolina Municipal Cash Trust

Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares

Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

Prime Management Obligations Fund
Institutional Shares

Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares

Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares

Trust for Government Cash Reserves

Trust for Short-Term U.S. Government Securities

Trust for U.S. Treasury Obligations

U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares

Virginia Municipal Cash Trust
Institutional Service Shares
Institutional Shares

	The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of February, 2003.

	WITNESS the due execution hereof this 13th day of February, 2003.


/s/ J. Christopher Donahue
J. Christopher Donahue
Executive Vice President






Exhibit QQ
to the
Investment Advisory Contract

PRIME MANAGEMENT OBLIGATIONS FUND

	For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of March, 2003.


FEDERATED INVESTMENT
MANAGEMENT COMPANY


By:  /s/ Keith M. Schappert
Name:  Keith M. Schappert
Title:  President


MONEY MARKET OBLIGATIONS
TRUST


By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President